UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

HERITAGE COMMERCE CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HERITAGE COMMERCE CORP
April 10, 2006

Dear Shareholder:

We are pleased to enclose our 2005 Annual Report on Form 10-K, Notice of 2006 Annual Meeting, Proxy Statement and Form of Proxy.

You are cordially invited to attend the 2006 Annual Meeting of Shareholders, which will be held at 1:00 p.m. on Thursday, May 25, 2006, at Heritage Commerce Corp’s offices, located at 150 Almaden Boulevard, San Jose, California, 95113.

The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

Your continued support is appreciated and we hope you will attend the Annual Meeting. Whether or not you are personally present, it is very important that your shares be represented at the Meeting. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors’ recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed proxy card.

Sincerely,

William J. Del Biaggio, Jr.    Walter T. Kaczmarek
Chairman of the Board    President and Chief Executive Officer

150 Almaden Boulevard, San Jose, California 95113 • Telephone (408) 947-6900 • Fax (408) 947-6910

HERITAGE COMMERCE CORP
Notice of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Heritage Commerce Corp (“Commerce Corp”) will be held at Commerce Corp’s offices, located at 150 Almaden Boulevard, San Jose, California 95113 on May 25, 2006, at 1:00 p.m., for the following purposes:
                1.  To elect the Board of Directors of Commerce Corp for terms expiring at the 2007 Annual Meeting of Shareholders.
                2.  To approve an amendment to the Heritage Commerce Corp 2004 Stock Option Plan to increase the number of shares for issuance.
                3.  To consider and transact such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 29, 2006 are entitled to notice of and to vote at the meeting.

Provisions of the Bylaws of Commerce Corp govern nominations for election of members of the Board of Directors, as follows:

Nomination for election of directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days, nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days’ notice is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of Commerce Corp not later than the close of business on the tenth day following the day on which the notice of such meeting is sent by third class mail (if permitted by law), no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the number of shares of capital stock of Commerce Corp owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; (v) the number of shares of capital stock of Commerce Corp owned by the notifying shareholder; (vi) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; (vii) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (viii) a statement regarding the nominee’s compliance with Section 2.3 of the Bylaws.

Nominees for the Board of Directors must meet certain qualifications set forth in Section 2.3 of Commerce Corp’s Bylaws, which prohibit the election as a director of any person who is a director, executive officer, branch manager or trustee for any unaffiliated commercial bank, savings bank, trust company, savings and loan association, building and loan association, industrial bank or credit union that is engaged in business in (i) any city, town or village in which the corporation or any affiliate or subsidiary thereof has offices, or (ii) any city, town or village adjacent to a city, town or village in which the corporation or any affiliate or subsidiary thereof has offices.
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All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. Any shareholder present at the meeting may vote personally on all matters brought before the meeting. If you elect to vote personally at the meeting, your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS

Rebecca A. Levey
Corporate Secretary
April 10, 2006
San Jose, California

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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PROXY STATEMENT
OF
HERITAGE COMMERCE CORP

150 Almaden Boulevard • San Jose, California 95113
Telephone (408) 947-6900 • Fax (408) 947-6910

This statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Heritage Commerce Corp (“Commerce Corp”) at the Annual Meeting of Shareholders of Commerce Corp to be held at Commerce Corp’s offices, 150 Almaden Boulevard, San Jose, California, on May 25, 2006, at 1:00 p.m., and at any adjournments or postponements thereof (the “Meeting”).

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 10, 2006.

The enclosed proxy is being solicited by Commerce Corp’s Board of Directors and the cost of the solicitation is being borne by Commerce Corp. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, email, facsimile or personal visits by directors, officers and employees of Commerce Corp and its subsidiary bank.

PURPOSE OF THE MEETING

The Meeting is being held for the following purposes:
                1.  To elect the Board of Directors of Commerce Corp for a term expiring at the 2007 Annual Meeting of Shareholders.
                2.  To approve an amendment to the Heritage Commerce Corp 2004 Stock Option Plan to increase the number of shares for issuance.
                3.  To consider and transact such other business as may properly be brought before the meeting.

VOTING SECURITIES

Only shareholders of record of our common stock as of March 29, 2006 will be entitled to vote at the Annual Meeting. On March 29, 2006, there were 11,834,846 outstanding shares of common stock, which constituted all of the outstanding voting securities of the Company.

The presence at the meeting, in person or by proxy, of a majority of the shares of the common stock issued and outstanding on March 29, 2006, will constitute a quorum. Abstentions and broker non-votes (proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on a proposal) are counted as present in determining whether the quorum requirement is satisfied. However, broker non-votes will not be counted in determining the number of shares necessary for approval of any proposal.

All shares represented by each properly executed, unrevoked proxy received by us prior to the vote will be voted in the manner specified. If the manner of voting is not specified, the proxy will be voted FOR election of the Board of Directors nominees named herein, and FOR approval of the amendment to the Heritage Commerce Corp 2004 Stock Option Plan. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment.

You may revoke your proxy at any time before it is actually voted at the meeting by:

• delivering written notice of revocation to our Corporate Secretary at our executive offices as identified in this proxy statement;

• submitting a later dated proxy; or

• attending the meeting and voting in person.

Your attendance at the meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holder.

For the election of directors (Proposal I), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified herein by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified herein as directors of Commerce Corp. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will NOT vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with the cumulative voting, as will assure the election of as many of the nominees identified herein as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

For the election of directors (Proposal I), California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him/her, multiplied by the number of directors to be elected, and he/she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he/she deems appropriate.

Certain affirmative steps must be taken by the shareholders of Commerce Corp in order to be entitled to vote their shares cumulatively in the election of directors. At the shareholders’ meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder’s shares) unless the candidates’ names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks appropriate. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such number as they may determine in their sole discretion, provided all the above-listed requirements are met.

CORPORATE GOVERNANCE

Board of Directors

Annual Meeting Attendance

All directors are expected to attend each annual meeting of Commerce Corp’s shareholders, unless attendance is prevented by an emergency. All of Commerce Corp’s directors who were in office at that time attended Commerce Corp’s 2005 annual meeting of shareholders with the exception of Frank G. Bisceglia.

Board Independence

Each of the following members of our Board of Directors has been determined by the Board to be independent under the rules of NASDAQ governing the independence of directors, as follows:

Frank G. Bisceglia
James R. Blair
Jack W. Conner
Robert T. Moles
Louis (“Lon”) O. Normandin
Jack L. Peckham
Humphrey P. Polanen
Charles J. Toeniskoetter
Ranson W. Webster

Therefore, a majority of the directors are independent, as required by the rules of NASDAQ.

Contacting the Board

Shareholders may address inquiries to any of Commerce Corp’s directors or the full Board by writing to the Corporate Secretary, Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California 95113-9940. Each communication from a shareholder should include the following information in order to permit shareholder status to be confirmed and to provide an address to forward a response if deemed appropriate:

•	The name, mailing address and telephone number of the shareholder sending the communication;

•	If the shareholder is not a record holder of our common stock, the name of the record holder of our common stock beneficially owned must be identified along with the shareholder.

Our Corporate Secretary will forward all appropriate communications to the Board or individual members of the Board specified in the communication. Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board or any individual member of the Board, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

Nomination of Directors

Commerce Corp has a Corporate Governance and Nominating Committee. The duties of the Corporate Governance and Nominating Committee include the recommendation of candidates for election to Commerce Corp’s Board of Directors.

The Corporate Governance and Nominating Committee’s minimum qualifications for a director are persons of high ethical character and who have both personal and professional integrity, which are consistent with the image and values of Commerce Corp. In addition, Section 2.3 of Commerce Corp’s Bylaws provides that no person shall be a member of the Board of Directors who is a director, executive officer, branch manager or trustee for any unaffiliated commercial bank, savings bank, trust company, savings and loan association, building and loan association, industrial bank or credit union that is engaged in business in (i) any city, town or village in which the corporation or any affiliate or subsidiary thereof has offices, or (ii) any city, town or village adjacent to a city, town or village in which the corporation or any affiliate or subsidiary thereof has offices.

For those proposed director nominees who meet the minimum qualifications, the Corporate Governance and Nominating Committee then assesses the proposed nominee’s specific qualifications, evaluates his or her independence, and considers other factors including skills, geographic location, considerations of diversity, standards of integrity and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Commerce Corp as necessary to properly discharge his or her duties.

The Corporate Governance and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Corporate Governance and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in Commerce Corp’s Bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Corporate Governance and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with Commerce Corp’s Bylaws ensures that the Corporate Governance and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.

Commerce Corp will consider director nominees recommended by shareholders who adhere to the following procedure. Commerce Corp’s Bylaws provide that any shareholder must give written notice to the President of Commerce Corp of an intention to nominate a director at a shareholder meeting. Generally, notice of intention to make any nominations shall be made in writing and must be delivered or mailed to the President of Commerce Corp not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors. Nominees for the Board of Directors must meet the qualifications set forth in Section 2.3 of Commerce Corp’s Bylaws as noted above. The Bylaws contain additional requirements for nominations. A copy of the requirements is available upon request directed to the Corporate Secretary, Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California 95113-9940.

The Corporate Governance and Nominating Committee’s goal is to recommend candidates for the Board of Directors that bring a variety of perspectives and skill derived from high quality business and professional experience. Each candidate should be prepared to represent the best interests of all shareholders and not just one particular constituency or interest group. At the same time, the Corporate Governance and Nominating Committee and the entire Board of Directors recognize that larger numbers of directors create additional challenges and expense and believe that the reduction in size of the Board from fourteen to eleven members is the right size for our Board of Directors at this time.

Commerce Corp identifies new director candidates through recommendations from existing directors and through other business associates of Commerce Corp. Commerce Corp considers nominees of shareholders in the same manner as other nominees.

Code of Ethics

Commerce Corp has adopted an Executive and Principal Financial Officers Code of Ethics governing the conduct of its Chief Executive Officer, Chief Financial Officer, and Controller. Commerce Corp has posted the Executive and Principal Financial Officers Code of Ethics on its website and it may be accessed at the following address: http://www.heritagecommercecorp.com. Also, Commerce Corp has adopted a separate Code of Ethics which governs the conduct of all directors, officers and employees and which also may be accessed at the internet address referenced above.

PROPOSAL I
ELECTION OF DIRECTORS

The Bylaws of Commerce Corp provide that the number of directors shall not be less than 11 nor more than 21. By resolution, the Board of Directors has fixed the number of directors at 11. The Bylaws of Commerce Corp provide the procedure for nominations and election of the Board of Directors. This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

The Board of Directors, upon recommendation of the Corporate Governance Committee, has nominated eleven persons for election at the 2006 Annual Meeting. Each of the nominees is currently a director of Commerce Corp serving a one year term that expires at the 2006 Annual Meeting. The Commerce Corp Corporate Governance and Nominating Committee and the Board of Directors have nominated the following persons to serve on the Board of Directors. Each of the following is currently serving on the Board of Directors. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Meeting for such substitute nominees as shall be designated by the Board. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

The following table provides information with respect to each person nominated and recommended to be elected by the Board of Directors.

		Position
		With
		Commerce	Director	Principal Occupation, Business Experice During
Name		Corp	Since	Past Five Years and Other Information
Frank G. Bisceglia	60	Director	1994	Senior Vice President - Investments, Advisory and Brokerage Services, Senior Portfolio Manager, Portfolio Management Program at UBS Financial Services, Inc., a full service securities firm.
James R. Blair	61	Director	1994	President of Renco Properties, Inc., a real estate development company. CFO and director of San Jose Jet Center, a full service FBO Company at San Jose International Airport.
Jack W. Conner	66	Director	2004	Chairman and CEO of Comerica California from 1991 until his retirement in 1998; Director until 2002; Founder, President and Director of Plaza Bank of Commerce from 1979 to 1991.
William J. Del Biaggio, Jr.	65	Chairman of the Board	1994	Chairman of the Board of Commerce Corp since 2004; Interim Chief Executive Officer of Commerce Corp from 2004 to 2005; Business Development Officer of Heritage Commerce Corp since 2002.
Walter T. Kaczmarek	54	President, CEO and Director	2005
Executive Vice President of Comerica Bank from 2002 until 2005. Held various other positions with Comerica Bank and Plaza Bank of Commerce from 1990 to 2002. Prior thereto served in various positions with Union Bank of California and The Martin Group, a real estate investment-development company.

Robert T. Moles	51	Director	2004
Chairman of Intero Real Estate Services, Inc., a full-service real estate firm since 2002. Prior to joining Intero, served as President and CEO of the Real Estate Franchise Group of Cendant Corporation, the largest franchiser of residential and commercial real estate brokerage offices in the world. Prior to joining Cendant, served as President & CEO of Contempo Realty, Inc. in Santa Clara, California.

Louis (“Lon”) O. Normandin	71	Director	1994	Owner and Chairman of the Board of Normandin Chrysler Jeep.
Jack L. Peckham	64	Director	1994
CEO of Elastic Workspace Software, Inc. since January 2003; President and CEO of Alpine Microsystems since November 2001; President and CEO of Timpani Networks, Inc. from 1999 to 2002; President and CEO of Lightspeed Semiconductor from 1998 to 2000; Vice President and General Manager of Atmel Corporation, a semiconductor manufacturing company, from 1985 to 1998.

Humphrey P. Polanen	56	Director	1994
CEO of Sandhill IT Security Acquisition Corp, a publicly listed company, since 2004. Managing Director of Internet Venture Partners BV, an investment firm, from 2000 to 2004; President and CEO of Trustworks Systems, a network security company, from 1998 to 1999; General Manager of Network Security Products and Internet Commerce Groups, Sun Microsystems, a computer systems company, from 1995 to 1998.

Humphrey P. Polanen	56	Director	1994
CEO of Sandhill IT Security Acquisition Corp, a publicly listed company, since 2004. Managing Director of Internet Venture Partners BV, an investment firm, from 2000 to 2004; President and CEO of Trustworks Systems, a network security company, from 1998 to 1999; General Manager of Network Security Products and Internet Commerce Groups, Sun Microsystems, a computer systems company, from 1995 to 1998.

Charles J. Toeniskoetter	61	Director	2002
Chairman and CEO of Toeniskoetter & Breeding, Inc., Development, a Silicon Valley real estate development and investment company. Chairman of TBI Construction & Construction Management, Inc., a Silicon Valley commercial construction company. Member of the Board of Directors of Redwood Trust, Inc. (New York Stock Exchange) and SJW Corp. (New York Stock Exchange).

Ranson W. Webster	61	Director	2004
Founded Computing Resources, Inc. (“CRT”) in 1978, a privately held general purpose service bureau specializing in automating accounting functions. In 1999 CRT merged with Intuit, Inc., the maker of QuickBooks and Quicken financial software. In 1998 founded Evergreen Capital, LLC, an early stage investment company focused on Internet and biotech companies.

There are no family relationships among the Commerce Corp’s Executive Officers, or Director Nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE PROXY HOLDERS INTEND TO VOTE ALL PROXIES THEY HOLD IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. IF NO INSTRUCTION IS GIVEN, THE PROXY HOLDERS INTEND TO VOTE FOR EACH NOMINEE LISTED.

PROPOSAL II
APPROVAL OF AMENDMENT TO HERITAGE COMMERCE CORP 2004
STOCK OPTION PLAN

In 2004 the Board of Directors adopted the Heritage Commerce Corp 2004 Stock Plan (“2004 Plan”). The shareholders approved the 2004 Plan at the 2004 Annual Shareholders Meeting. When approved, the 2004 Plan authorized the issuance of 300,000 shares of Common stock upon exercise of options issued under the Plan. The 2004 Plan was adopted to replace the Heritage Commerce Corp 1994 Tandem Stock Option Plan (“1994 Plan”). The 1994 Plan terminated in 2004, and 508,707 unexercised stock options issued under the 1994 Plan remained outstanding as of February 15, 2006. As of February 15, 2006, there were 230,500 of unexercised stock options issued under the 2004 Plan outstanding and 69,500 options remained available for issuance under the 2004 Plan.

The purpose of the 2004 Plan is to promote the long-term success of Commerce Corp and the creation of shareholder value. The Board of Directors believes that the availability of stock options will be a key factor in the ability of Commerce Corp to attract and retain qualified individuals to serve as directors, officers and employees. The Board believes that it would be in the best interest of Commerce Corp to replenish the number of options available for issuance under the 2004 Plan. The Board has proposed in this regard an amendment to the 2004 Plan to increase the number of shares authorized under the Plan from 300,000 to 850,000 shares. A copy of the 2004 Plan and the proposed amendment is attached as Exhibit A to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the 2004 Plan.

The 2004 Plan authorizes Commerce Corp to grant options that qualify as incentive stock options (“ISOs”) under the Internal Revenue Code of 1986 and nonqualified stock options (“NSOs”) to officers and employees of Commerce Corp and its affiliated companies. Nonemployee directors and consultants are only eligible to receive NSOs.

The 2004 Plan, as amended, will set aside 850,000 authorized, but unissued, shares of the common stock (“Shares”) for grant at an amount per share equal to not less than the fair market value of common stock on the date each option is granted. If an ISO is granted to an officer or employee of Commerce Corp who, at the time of the grant, owns more than 10 percent of the common stock, the exercise price of the options must be not less than 110 percent of the fair market value of common stock, at the time the option is granted. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options will be treated as NSOs. The 850,000 authorized under the 2004 Plan are equal to approximately 7 percent of the total number of shares of the Commerce Corp’s common stock currently outstanding.

Upon receipt of cash (or, with the consent of the Board of Directors, common stock already owned by the optionee) which equals the total consideration for the exercise of a stock option, share certificates will be issued to the exercising optionee. Upon approval by the Board of Directors options may also be exercised through a broker-dealer selected by the optionee in a “cashless exercise” procedure. Options will expire as specified in the 2004 Plan, or on such date as the Board of Directors may determine at the time Commerce Corp grants the option; provided, however, an option may not have a term in excess of ten years. All options granted pursuant to the 2004 Plan become exercisable in full (i) for a period of 12 months in the event of the termination of the employee’s or nonemployee director’s service because of death or permanent disability, or (ii) for a period of at least 30 days in the event of a change in control with respect to the Company.

The Board of Directors may amend, suspend or terminate the 2004 Plan at any time and for any reason, except that an amendment of the 2004 Plan is subject to shareholder approval to the extent required by law, regulation or rule. The Board of Directors may not amend the 2004 Plan to increase the number of shares available for grants of options without shareholder approval.

Unless the Board of Directors terminates the 2004 Plan earlier, the 2004 Plan will terminate in 2014. The Company may not grant any options under the 2004 Plan after the termination date, but termination will not affect any option previously granted by the Company.

The 2004 Plan will be administered by the Board of Directors’ Compensation Committee (the “Committee”). The Committee has the authority to construe and interpret the 2004 Plan; define the terms used therein; prescribe, amend and rescind rules and regulations relating to administration of the 2004 Plan; select from the eligible class of individuals the persons to whom and the times at which options should be granted, the terms of stock option agreements and the number of shares subject to each option; and make all other determinations necessary or advisable for administration of the 2004 Plan. Also, the Committee may adopt such rules or guidelines as it deems appropriate to implement the 2004 Plan. The determinations of the Committee under the 2004 Plan will be final and binding on all persons.

Neither the optionee nor Commerce Corp will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and Commerce Corp will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the “spread” between the exercise price and the fair market value of Commerce Corp’s common stock on the date of exercise, Commerce Corp will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of common stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 2004 Plan depends on how long the shares have been held and on whether such shares were acquired by exercising NSO or by exercising an option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123R, which requires all share-based payments to employees, including grants of employee stock options and purchases under employee stock purchase plans, to be recognized as expenses in the statement of operations based on their fair values and vesting periods. Commerce Corp adopted the provisions of SFAS 123R on January 1, 2006, which is the start of our fiscal year. Commerce Corp is currently assessing the impact of this prospective change in accounting and believes that it will not have a material and adverse impact on Commerce Corp’s reported results of operations.

The amendment must be approved by a majority of the shares present in person or by proxy at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT TO THE
HERITAGE COMMERCE CORP 2004 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE.

EXECUTIVE OFFICERS OF COMMERCE CORP

Set forth below is certain information with respect to the Executive Officers of Commerce Corp:

Name	Age	Position	Officer Since
Kenneth A. Corsello	55	Executive Vice President and Chief Credit Officer	1995
William J. Del Biaggio, Jr.	65	Chairman of the Board	2004
Walter T. Kaczmarek	54	President and Chief Executive Officer	2005
Lawrence D. McGovern	51	Executive Vice President and Chief Financial Officer	1998
Raymond Parker	56	Executive Vice President/Banking Division Heritage Bank of Commerce	2005
Kenneth A. Corsello has served as an Executive Vice President since 1996, as Chief Credit Officer of Heritage Bank of Commerce since 1995, and as Chief Credit Officer of Heritage Commerce Corp since 1998. From 1994 to 1995 Mr. Corsello served as Senior Vice President/Credit Administrator with Cupertino National Bank, and from 1990 to 1994 as a Department Head with the Federal Deposit Insurance Corporation.

Lawrence D. McGovern has served as Executive Vice President and Chief Financial Officer of Commerce Corp since July 1998.

Raymond Parker has served as Executive Vice President of Heritage Bank of Commerce since May, 2005. From August, 2003 until joining Heritage Bank of Commerce, Mr. Parker served as a Consultant, and then a Director, to Exadel, Inc. From February 2000 through May 2002, Mr. Parker served as the President and Chief Executive Officer of Loan Excel, Inc. From 1974 through 1999, he was employed in various capacities by Union Bank of California including Executive Vice President of the commercial banking group.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 15, 2006 pertaining to beneficial ownership of Commerce Corp’s common stock by persons known to Commerce Corp to own five percent or more of Commerce Corp’s common stock, current directors of Commerce Corp, nominees to be elected to the Board of Directors, the officers named in the Summary Compensation Table presented in this Proxy Statement and all directors and officers of Commerce Corp as a group. This information has been obtained from Commerce Corp’s records, or from information furnished directly by the individual or entity to Commerce Corp.

For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of February 15, 2006 are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.
		Shares
		Beneficially		Exercisable	Percent of
Name of Beneficial Owner (1)	Position	Owned (2)(3)		Options	Class(3)
Frank G. Bisceglia	Director	115,726	(4)	21,931	0.98%
James R. Blair	Director	65,427	(5)	7,081	0.55%
Jack W. Conner	Director	5,305		3,305	0.04%
Kenneth A. Corsello	Executive Vice President & CCO	46,745		9,854	0.40%
William J. Del Biaggio, Jr.	Chairman of the Board	153,646	(6)	21,931	1.30%
Walter T. Kaczmarek	President, CEO and Director	64,527		13,527	0.55%
Lawrence D. McGovern	Executive Vice President & CFO	61,999	(7)	60,349	0.52%
Robert T. Moles	Director	81,888	(8)	3,305	0.69%
Louis ("Lon") O. Normandin	Director	135,785	(9)	3,176	1.15%
Jack L. Peckham	Director	143,865	(10)	21,931	1.22%
Raymond Parker	Executive Vice President/Banking Division	7,894		6,894	0.07%
	Heritage Bank of Commerce
Humphrey P. Polanen	Director	31,712	(11)	16,981	0.27%
Charles J. Toeniskoetter	Director	28,730	(12)	14,072	0.24%
Ransom W. Webster	Director	436,239		4,096	3.69%
		1,379,488		208,433	11.47%
All directors and executive officers (14 in number)

1.	The address for all persons is c/o Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California, 95113.
2.
Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect all previous stock splits and stock dividends.

3.
Includes shares beneficially owned (including options exercisable within 60 days of February 15, 2006, as shown in the “Exercisable Options” column), both directly and indirectly together with associates.

4.
Includes 4,286 shares held as trustee of the Edith Lico Simoni Trust, 79,009 shares as one of two trustees of the Bisceglia Family Trust, and 10,500 shares held in a personal Individual Retirement Account.

5.	Includes 13,252 shares held in a personal Individual Retirement Account, 42,094 shares held as trustee for the Blair Family Trust, and 3,000 shares held in Blair Investments, LLC.
6.
Includes 76,999 shares held in a personal Individual Retirement Account, 49,000 shares held as one of two trustees of the Del Biaggio Family Trust, and 5,716 shares held in the name of Helen N. Del Biaggio, his wife.

7.	Includes 1,650 shares held in a personal Individual Retirement Account.
8.	Includes 18,295 shares held by Mr. Moles’ wife.
9.	Includes 132,609 shares as trustee of the Louis and Margaret Normandin Trust.
10.	Includes 121,934 shares as one of two trustees for the Peckham Revocable Trust.
11.	Includes 14,108 shares held in a personal Individual Retirement Account and 623 shares held by Azieb Nicodimos, his wife.
12.	Includes 150 shares held by Linda O. Toeniskoetter, Mr. Toeniskoetter’s wife, and 13,258 shares in the Toeniskoetter & Breeding, Inc. Profit Sharing Plan.

COMMITTEES OF THE BOARD OF DIRECTORS
OF HERITAGE COMMERCE CORP

AUDIT COMMITTEE

The members of the Audit Committee in 2005 were Jack W. Conner, Louis (“Lon”) O. Normandin, Jack L. Peckham and Humphrey P. Polanen, Committee Chair. All Audit Committee members are independent as specified by NASDAQ’s listing standards.

The Audit Committee provides oversight of our financial, accounting and reporting process, our system of internal accounting and financial controls, and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditor’s work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles. Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the Securities and Exchange Commission for audit committee membership and is independent within the meaning of the NASDAQ listing standards. Each Audit Committee member meets the NASDAQ’s financial knowledge requirements. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules of the SEC and NASDAQ. A copy of the Audit Committee Charter is attached as Exhibit B to this Proxy Statement. The Audit Committee met eleven times during 2005.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Jack W. Conner has: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

Therefore, the Board has determined that Mr. Jack W. Conner meets the definition of “audit committee financial expert” under the rules of the SEC and is “financially sophisticated” under NASDAQ rules. The designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The members of the Corporate Governance and Nominating Committee in 2005 were Robert T. Moles, Louis (“Lon”) O. Normandin, Humphrey P. Polanen, Charles J. Toeniskoetter, and Ranson W. Webster, Committee Chair. All Committee members are independent under the rules of NASDAQ.

The principal duties of the Corporate Governance and Nominating Committee are the development of corporate governance principles for Commerce Corp, the establishment of requirements and qualifications for Board membership, and the recommendation of candidates for election to Commerce Corp’s Board of Directors. The Corporate Governance and Nominating Committee has a charter which is available on the Commerce Corp website and it may be accessed at the following address: www.heritagecommercecorp.com. The Corporate Governance and Nominating Committee met six times during 2005.

COMPENSATION AND BENEFITS COMMITTEE

The members of the Compensation and Benefits Committee in 2005 were Frank G. Bisceglia, Robert T. Moles, Jack L. Peckham, Committee Chair, and Ranson W. Webster. All committee members are independent under the rules of NASDAQ.

The Committee is primarily responsible for determining the compensation of directors, executive officers and other officers of Commerce Corp and Heritage Bank of Commerce. For executive officers and directors, the Committee is responsible for evaluating, reviewing and recommending to the Board compensation levels, equity and non-equity incentive compensation, and performance based compensation plans. The Committee also oversees the Commerce Corp welfare benefit plans, retirement benefit plans, all employment and personnel policies and procedures including employment contracts. The Compensation and Benefits Committee met twelve times during 2005.

LOAN COMMITTEE

The members of the Loan Committee in 2005 were Frank G. Bisceglia, Committee Chair, James R. Blair, Robert T. Moles, Louis (“Lon”) O. Normandin, and Charles J. Toeniskoetter. The Loan Committee is responsible for the approval and supervision of loans and the development of Commerce Corp’s loan policies and procedures. The Loan Committee met thirty times during 2005.

FINANCE AND INVESTMENT COMMITTEE

The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity and asset-liability management, supervision of Commerce Corp’s investments and preparation of Commerce Corp’s annual budget. The Finance and Investment Committee met twelve times during 2005.

The members of the Finance and Investment Committee in 2005 were Frank G. Bisceglia, James R. Blair, Jack W. Conner, Committee Chair, William J. Del Biaggio, Jr. and Walter T. Kaczmarek.

STRATEGIC ISSUES COMMITTEE
        The members of the Strategic Issues Committee in 2005 were James R. Blair, Jack W. Conner, William J. Del Biaggio, Jr., Walter T. Kaczmarek, Robert T. Moles, Charles J. Toeniskoetter, Committee Chair, and Ranson W. Webster.

The principal duties of the Strategic Issues Committee are to provide oversight and guidance to Senior Management regarding the strategic direction of Commerce Corp, including development of the overall Strategic Business Plan. The Strategic Issues Committee met two times during 2005.

DIRECTOR ATTENDANCE AT BOARD MEETINGS

During 2005, Commerce Corp’s Board of Directors held twelve regular meetings and 2 special meetings. Each director attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of Board committees on which that director served, with the exception of James R. Blair and Charles J. Toeniskoetter.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires Commerce Corp’s directors, executive officers and persons who own more than ten percent of a registered class of Commerce Corp’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Commerce Corp. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Commerce Corp with copies of all Section 16(a) forms they file.

To Commerce Corp’s knowledge, based solely on review of the copies of such reports furnished to Commerce Corp and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 2005, except that Raymond Parker  and Jack W. Conner each inadvertently filed one late report.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

There are no existing or proposed material transactions between Commerce Corp and any of Commerce Corp’s directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons.

INDEBTEDNESS OF MANAGEMENT

Some of Commerce Corp’s directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, Commerce Corp’s subsidiary, Heritage Bank of Commerce (the “Bank”), in the ordinary course of business, and the Bank expects to have such ordinary banking transactions with these persons in the future. In the opinion of the management of Commerce Corp and the Bank, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors and officers must comply with the Bank’s lending policies and statutory lending limits. In addition, prior approval of the Bank’s Board of Directors is required for all such loans.

EXECUTIVE COMPENSATION

The following table provides for the periods shown, summary information concerning compensation paid or accrued by the Company or on behalf of our Chief Executive Officer and each of our four highest paid executive officers and one former executive officer (collectively referred to as the “named executive officers”).

Summary Compensation Table

					Long Term Compensation
	Annual Compensation				Awards		Payouts
				Other Annual	Restricted Stock	Options/	LTIP	All Other
Name and Principal Position	Year	Salary(1)	Bonus(1)	Compensation(2)	Awards	SARs#	Payouts	Compensation(3)(4)
Willaim Del Biaggio, Jr	2005	$150,000	$62,775	$14,462	-	-	-	$5,250
Chairman of the Board	2004	$135,000	$65,578	$12,547	-	-	-	$4,875

Richard L. Conniff(5)	2005	$104,994	$71,458	$29,078	-			$164,762
Former Chief Operating Offficer,	2004	$204,166	$60,000	$9,708	-	10,000	-	$6,604
Heritage Commerce Corp	2003	$200,000	$45,000	$9,100	-	-	-	$6,500

Kenneth A. Corsello	2005	$171,666	$50,000	$5,700	-	8,000	-	$5,792
Executive Vice President/Chief	2004	$153,833	$33,465	$7,407	-	7,500	-	$6,345
Credit Officer	2003	$145,500	$31,600	$7,100	-		-	$5,137

Walter T. Kaczmarek(6)	2005	$231,923	$0	$15,164	51,000	50,000	-	$6,750
Chief Executive Officer/
President

Lawrence D. McGovern	2005	$191,666	$70,000	$11,911	-	8,000	-	$7,320
Executive Vice President/Chief	2004	$171,833	$35,765	$10,278	-	7,500	-	$5,795
Financial Officer	2003	$155,500	$35,200	$8,700	-	-	-	$5,400

Raymond Parker(7)	2005	$140,625	$65,000	$6,551	-	30,000	-	$5,014
Executive Vice President,
Banking Division Heritage
Bank of Commerce

(1) Amounts shown include cash compensation earned and received by executive officers.

(2) Amounts include an automobile allowance pursuant to the terms of each executive officer’s employment, payments for unused vacation and insurance benefits. Commerce Corp pays the cost of premiums on life insurance policies insuring all employees, including executive officers, for coverage of approximately two times their annual salaries. The policies are payable to the officer’s designated beneficiary(ies). In addition, Commerce Corp provides certain incidental personal benefits to executive officers. The incremental cost to Commerce Corp of providing such benefits to each executive officer named above did not, for the fiscal year ended December 31, 2005, exceed the lesser of $50,000 or ten percent of the salary and bonus paid to such officer.

(3) Amounts include an employer matching contribution under Commerce Corp’s 401(k) plan, and include all severance pay, if any.

(4) Amounts include Employee Stock Ownership Plan contributions for William J. Del Biaggio, Jr., Richard L. Conniff, Kenneth A. Corsello, Walter T. Kaczmarek, Lawrence D. McGovern and Raymond Parker totaling $3,750, $0, $4,292, $5,250, $4,792, and $3,516, respectively.

(5) Resigned his position with Commerce Corp in June, 2005. Other Compensation includes severance pay pursuant to a severance agreement and acceleration of certain retirement benefits related to a Supplemental Employee Retirement Plan.

(6) Payments from March, 2005 through December 31, 2005. Mr. Kaczmarek has an annual salary of $300,000.

(7) Payments from May 2005 through December 31, 2005. Mr. Parker has an annual salary of $225,000.

STOCK OPTION PLANS

In 1994, the Board of Directors adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan (the “1994 Plan”) in order to promote the long-term success of the Bank and the creation of shareholder value. In 1998, the 1994 Plan was restated and adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The 1994 Plan expired on June 8, 2004. As a result, in 2004 the Board of Directors adopted the Heritage Commerce Corp 2004 Stock Option Plan (“2004 Plan”), which obtained shareholder approval in 2004. The 1994 Plan and the 2004 Plan authorize Commerce Corp to grant stock options to officers, employees and directors of Commerce Corp and its affiliates.

The following table shows options granted in 2005 to executive officers named in the Summary Compensation Table. The grant date present value dollar amount was computed in accordance with Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.”

Option Grants in Last Fiscal Year

		% ot Total
		Options
		Granted to	Exercise or
	Options	Employees in	Base
Name	Granted	Fiscal Year	Price ($/Sh)	Expiration Date	Present Value(1)
Kenneth A. Corsello	8,000	3.86%	$20.00	8/11/2015	$50,240
Walter T. Kaczmarek	50,000	24.15%	$18.15	3/17/2015	$300,000
Lawrence D. McGovern	8,000	3.86%	$20.00	8/11/2015	$50,240
Raymond Parker	25,000	12.08%	$18.65	4/28/2015	$144,500
Raymond Parker	5,000	2.42%	$20.00	8/11/2015	$31,400

(1) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the Grant Date Present Value with the following weighted average assumptions: (i) an expected volatility of 21%; (ii) a risk-free interest rate of 4.14%; and (iii) an option term of 7 years. This is a theoretical value for stock options. The actual value of the options will depend on the market value of common stock when the options are exercised.

The following table delineates options exercised by the named Executive Officers and the value of their unexercised options at December 31, 2005:

Aggregated Option Exercises In The Last Fiscal Year And Fiscal Year-End Option Values

			Number of unexercised		Value of unexercised in-the-
	Shares acquired on		options at Year End		money options at Year End(2)
Name	exercise (#)	Value realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
William J. Del Biaggio	N/A	N/A	21,204	3,646	$251,840	$27,189
Richard Conniff (3)	77,059	783,537	N/A	N/A	N/A	N/A
Kenneth A. Corsello	N/A	N/A	8,221	12,274	$77,254	$50,683
Walter T. Kaczmarek	N/A	N/A	9,897	40,103	$33,155	$134,345
Lawrence D. McGovern	3,000	39,210	58,570	12,930	$685,896	$53,304
Raymond Parker	N/A	N/A	4,715	25,285	$12,782	$65,968

(1) The fair market value of our common stock on the date of exercise minus the exercise price.

(2) The fair market value of our common stock on December 31, 2005 was $21.50. The values in this table represent the fair market value of our common stock minus the exercise price.

(3) Resigned from Commerce Corp in 2005 and any options not exercised have terminated.

Equity Compensation Plan Information

The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under equity compensation plans, at December 31, 2005:
	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by securities holders	753,978(1)	$12.92	69,500
Equity compensation plans not approved by security holders(2)	51,000(2)	$18.15	N/A

(1) Consists of 523,478 options to acquire shares of common stock issued under Commerce Corp’s 1994 Plan, and 230,500 options under the 2004 Plan.

(2) Consists of restricted stock issued to Walter T. Kaczmarek pursuant to his employment agreement and restricted stock agreement with Commerce Corp.

401(K) PLAN

The Board of Directors has established an employee benefit plan under Section 401(k) of the Internal Revenue Code of 1986. The purpose of the 401(k) plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code as amended. The Plan trustees administer the Plan. Commerce Corp matches the first $1,500 of each employee’s contributions. For named executive officers, these amounts are included in the Summary Compensation Table under “All Other Compensation.”

EMPLOYEE STOCK OWNERSHIP PLAN

In 1997, Heritage Bank of Commerce initiated an employee stock ownership plan (“Stock Ownership Plan”). The Stock Ownership Plan was subsequently adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Stock Ownership Plan allows Commerce Corp, at its option, to purchase shares of Commerce Corp common stock on the open market and award those shares to certain employees. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by Commerce Corp on December 31. Awards under the Stock Ownership Plan generally vest over four years. During 2005, Commerce Corp contributed $177,000 to the Stock Ownership Plan, with contributions to William J. Del Biaggio, Jr., Richard L. Conniff, Kenneth A. Corsello, Walter T. Kaczmarek, Lawrence D. McGovern and Raymond Parker totaling $3,750, $0, $4,292, $5,250, $4,792, and $3,516, respectively. These amounts are included in the Summary Compensation Table in the column entitled “All Other Compensation.”

EMPLOYMENT CONTRACTS

Kenneth A. Corsello, Executive Vice President and Chief Credit Officer of Commerce Corp, is employed under the terms of a written three-year employment contract dated May 11, 2001 which provides for the following as of December 31, 2005: base salary of $180,000 per year, which was increased for 2006 to $188,000; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Corsello’s employment without cause.

Lawrence D. McGovern, Executive Vice President and Chief Financial Officer of Commerce Corp, is employed under the terms of a written three-year employment contract dated July 16, 1998 which is renewable annually and provides for the following as of December 31, 2005: base salary of $195,000 per year, which was increased for 2006 to $207,000; bonuses paid based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; a car allowance; and in the event Commerce Corp terminates Mr. McGovern’s employment without cause, he will be entitled to a severance package that includes a payment equal to his base salary, auto allowance and average annual performance bonus (as defined in his agreement); provided however, if termination results from a change in control, he would be entitled to one and one half times these amounts.

Walter T. Kaczmarek, President and Chief Executive Officer of Commerce Corp, is employed under the terms of a written three-year executive employment contract dated March 17, 2005 which is renewable annually and provides for the following as of March 17, 2005: base salary of $300,000 per year, reviewable annually by the Board of Directors. For 2006, Mr. Kaczmarek’s salary was increased to $313,300 per year. In addition to his salary, Mr. Kaczmarek shall be eligible to receive an annual cash bonus of up to 110% of his salary based on targets established by the Board of Directors. Mr. Kaczmarek has been awarded 51,000 restricted shares of Commerce Corp common stock pursuant to the terms of a Restricted Stock Agreement, dated March 17, 2005. Under the terms of the Restricted Stock Agreement, the restricted shares will vest 25% per year at the end of years three, four, five and six, provided Mr. Kaczmarek is still with Commerce Corp, subject to accelerated vesting upon a Change of Control, termination without Cause, termination by Mr. Kaczmarek for Good Reason (as defined by the executive employment agreement), death or disability. In addition, Mr. Kaczmarek has been granted stock options under Commerce Corp’s 2004 Stock Option Plan to purchase an aggregate of 50,000 shares of common stock at an exercise price of $18.15 (the fair market value of the shares on the effective date of the agreement). The options vest daily over four years and have a term of ten years. Vesting is accelerated on a Terminating Event in accordance with the 2004 Stock Option Plan and upon termination without Cause, or termination by Mr. Kaczmarek for Good Reason. Upon termination of Mr. Kaczmarek’s employment by Commerce Corp without Cause, or by Mr. Kaczmarek for good reason, Mr. Kaczmarek would also be entitled to an additional amount equal to two times his base salary and his Highest Annual Bonus, plus continuation of certain other employee benefits including health insurance for a period of three years from the date of termination. In the event that Mr. Kaczmarek’s employment with Commerce Corp is terminated by Commerce Corp without Cause, or by Mr. Kaczmarek for Good Reason, during the period beginning 120 days prior to and ending twelve months following a Change of Control, in addition to acceleration of the vesting of the restricted shares and stock options described above, Mr. Kaczmarek would also be entitled to an additional amount equal to three times his base salary and Highest Annual Bonus, plus continuation of certain other employee benefits including health insurance for a period of three years from the date of termination.

Heritage Bank of Commerce has entered into an employment agreement with Raymond Parker pursuant to which Mr. Parker serves as the Executive Vice President/Banking Division for Heritage Bank of Commerce. Under the terms of the employment agreement, dated May 16, 2005, Mr. Parker is entitled to receive an annual salary of $225,000, which salary was increased for 2006 to $235,000, and is eligible to receive an annual cash bonus of up to 60% of his salary. Mr. Parker was granted stock options under the Heritage Commerce Corp 2004 Stock Option Plan to purchase an aggregate of 25,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of the grant. The options will vest daily over 4 years and have a term of 10 years. Vesting is accelerated on a Terminating Event in accordance with the 2004 Stock Option Plan. If Mr. Parker's employment is terminated without cause, Mr. Parker will be entitled to a lump sum payment equal to one times his base salary and his Highest Annual Bonus (as defined). In the event that Mr. Parker's employment is terminated during the period beginning 120 days prior to and ending 12 months following a Change in Control (as defined), Mr. Parker shall be entitled to a lump sum payment of two times his base salary and his Highest Annual Bonus. Mr. Parker is entitled to participate in or receive benefits under each benefit plan or arrangement applicable to the other executive officers of the Bank; provided, however, that if the employment agreement is terminated by the Company without cause, these benefits will continue for an additional year from the date of termination and for an additional two years if the termination is as result of a change in control. Mr. Parker received a cash bonus of $65,000 at the time he entered into the employment agreement.

In connection with the resignation of Richard L. Conniff as the Chief Operating Officer, Commerce Corp entered into a severance agreement with Mr. Conniff. Under the agreement, Commerce Corp agreed to pay Mr. Conniff the sum of $356,208, consisting of twelve (12) months annual base salary, twelve (12) months auto allowance, a bonus plan payment equal to his 2004 bonus, a pro rata bonus for 2005 and transition costs. The severance amount will be paid in 24 bi-monthly equal installments commencing July 31, 2005. The total severance amount is set forth in the Summary Compensation Table in the column labeled “All other Compensation.”

SUPPLEMENTAL RETIREMENT PLAN FOR DIRECTORS AND EXECUTIVE OFFICERS

Commerce Corp has a supplemental retirement plan (the “Plan”) covering key executives and directors. The Plan is a nonqualified defined benefit plan and is unsecured and unfunded and there are no Plan assets. Commerce Corp has purchased insurance on the lives of the directors and executive officers who participate in the Plan and intends to use the cash values of those policies ($34,734,460, $26,303,000, and $25,273,000 at December 31, 2005, 2004 and 2003, respectively) to pay the retirement obligations that accrue pursuant to the Plan. Commerce Corp’s total accrued pension obligation was $9,782,139, $7,745,000, and $4,129,000 as of December 31, 2005, 2004 and 2003, respectively. The formula by which benefits are determined for the executive officers and directors who participate in the Plan is based on a combination of the individual’s position within Commerce Corp, their age at the time when their retirement benefits become fully vested, and the amount of their benefits available under a previous non-qualified defined contribution plan. The estimated annual benefits payable upon retirement at normal retirement age for William J. Del Biaggio, Jr., Richard L. Conniff, Kenneth A. Corsello, Walter T. Kaczmarek, Lawrence D. McGovern and Raymond Parker are $11,000, $100,000, $80,000, $250,000, $80,000, and $75,000, respectively. The death benefit for participants in the Plan is an endorsement to the individual’s beneficiaries of 80% of the net-at-risk insurance amount (i.e., the amount of the death benefit in excess of cash value of the underlying insurance policy).

MANAGEMENT DEFERRAL PLAN

In January 2004, Commerce Corp adopted the Heritage Commerce Corp Nonqualified Deferred Compensation Plan for certain executive officers. The purpose of the plan is to offer those employees an opportunity to elect to defer the receipt of compensation in order to provide termination of employment and related benefits taxable pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the “Code”). The plan is intended to be a “top-hat” plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly- compensated employees) under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (“ERISA”). The executive may elect to defer up to 100% of any bonus and 50% of any regular salary into the Management Deferral Plan. Amounts deferred are invested in a portfolio of approved investment choices as directed by the executive. Under the Management Deferral Plan, Commerce Corp may make discretionary contributions for the executive, but has not done so. Amounts deferred by executives to the plan will be distributed at a future date they have selected or upon termination of employment. The executive can select a distribution schedule of up to fifteen years.

During 2005, one former executive participated in the Management Deferral Plan and deferred approximately $13,000.

DIRECTOR FEES AND DIRECTOR FEE DEFERRAL PLAN

During 2005, Commerce Corp paid retainers and fees to non-employee directors. Non-employee directors were paid a monthly retainer of $2,000 and $500 for each Board committee meeting attended. Total fees paid to non-employee directors in 2005 were $389,500. Commencing in January 2006, the outside directors of Heritage Commerce Corp received a monthly retainer of $2,000 per month. In addition, each outside director will receive $800 per committee meeting attended in person and $400 for each committee meeting attended by telephone. Each committee chair will receive in addition a $2,500 annual retainer. The outside directors will be entitled to bi-annual grants of 6,000 to 8,000 stock options as determined by the compensation committee. The options will be granted pursuant to the 2004 Stock Option Plan.

Directors may defer their fees through a deferred compensation program (“Deferral Plan”). Under the Deferral Plan, a participating director may defer up to 100% of his or her board fees into the Deferral Plan for up to ten years from the date of the first deferral. Amounts deferred earn interest at the rate of 8% per annum. The director may elect a distribution schedule of up to ten years, with interest accruing (at the same 8%) on the declining balance. As of January 1, 2005, the interest rate was reduced to 7% per annum. A participating director is eligible to begin receiving benefits upon retirement.

Commerce Corp has purchased life insurance policies on the lives of directors who participate in the Deferral Plan. It is expected that the earnings on these policies will offset the cost of the program. In addition, Commerce Corp will receive death benefit payments upon the death of the director. The proceeds will permit Commerce Corp to “complete” the Deferral Plan as the director originally intended if the director dies prior to the completion of the Deferral Plan. The disbursement of deferred fees is accelerated at death and commences one month after the director dies.

In the event of the director’s disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director’s deferral account.

To date, two of the directors are currently deferring their fees. For the years 2003, 2004 and 2005, Commerce Corp accrued expenses of $75,000, $75,000 and $75,000, respectively, to account for its obligation to pay deferred fees.

COMPENSATION COMMITTEE REPORT

The Compensation and Benefits Committee, in accordance with applicable requirements, has provided the following report to the Board of Directors of Commerce Corp.

Heritage Commerce Corp Compensation Philosophy

In 2005, Commerce Corp undertook a comprehensive review of its executive, management, loan officer and Board of Director’s compensation, including salaries, benefits, and cash and non-cash programs level and plan design. Key to this process, aided by an independent outside consultant, was the Committee’s adoption of a detailed compensation philosophy. Central to that approach was creating a motivational approach relying heavily on a strong pay-for-performance orientation that began a systematic shift from entitlements to annual and long-term incentives. Thus, Commerce Corp expected to contain salaries and benefits programs in favor of a more aggressive and accountable incentive compensation program.

For key executives, base salaries were targeted at slightly above median for similarly sized, San Francisco Bay area banking executives of similar business approach, recognizing the strong influence of organization scope on executive compensation levels. Annual incentives are to be based primarily upon the performance of Commerce Corp and individual contribution. Long term incentives, using stock options (and possibly restricted stock) were to be based on market levels using comparisons to specific peer organizations, as well as major survey results targeted at the 75th percentile of the market. Given the variance in value from year to year, the Committee committed to monitoring competitive practice regularly to ensure that awards are sufficient yet not excessive.

      Total cash compensation was targeted at up to the 75th percentile as justified by performance against that of Commerce Corp’s peer banks and bank holding companies. The Committee believes that with a new management team in place, for the initial two years of the programs, success should be measured as progress towards that peer performance level. Specific performance standards will be set at the outset of the year against which the executives are to be measured. The Committee identified the specific measures against which performance would be evaluated, noticing that the relative emphasis may vary annually to reflect the current competitive situation.

Commerce Corp approaches these objectives through three key components:

•	base salary
•	a performance-based annual bonus payable in cash
•	periodic grants of long-term stock-based compensation through stock options

Annual Base Salaries

Each year the performance of all executive officers is reviewed by the Chief Executive Officer and recommended salary adjustments are reviewed by the Committee. When reviewing these recommendations, the Committee takes several factors into account, including the executive’s experience, responsibilities, management abilities and job performance, as well as the performance of Commerce Corp as a whole and current market conditions. The Committee also reviews compensation surveys and other data to enable the Committee to compare Commerce Corp’s compensation packages with those of similarly-situated companies in the banking industry. The base salaries paid to Kenneth A. Corsello, Walter T. Kaczmarek, Lawrence D. McGovern and Raymond Parker are pursuant to existing contracts.

Annual Incentive Compensation

Commerce Corp established a bonus plan for its five highest paid executive officers for 2005. These executives are eligible for target bonuses which are expressed as a percentage of their respective base salaries which increase as the level of performance of established goals increases. The bonuses are tied directly to the satisfaction of overall Company performance for the year. Management presented to the Committee performance goals based on the 2005 budget. For 2005 Commerce Corp performance goals (“Performance Goals”) were established for:

•	net income
•	return on equity
•	total assets
•	loan growth

For each Performance Goal, a threshold, target and maximum performance measure is established. Each goal is given a weighting, with net income having the most significant weighting. Commerce Corp must satisfy a Performance Goal at the threshold level before any bonus may be paid. If not all of the Performance Goals are satisfied at the threshold level, then those Performance Goals that are satisfied at the threshold level are weighted and a partial payment of the bonus will be paid for satisfying some, but not all of the Performance Goals. As Performance Goals meet or exceed the threshold, target and maximum performance levels, the participants earn a greater percentage of their base salary as a bonus. The maximum bonus that may be paid varies from 100% of base salary for the chief executive officer and 50% for the other executives. In addition to a performance bonus based on the achievement of the Performance Goals, the Committee has the discretion to award up to 15% of an executive’s base salary for performance related to the completion of personal objectives established for the executive either by the chief executive officer or the Board throughout the year.

Upon completion of the year end financial statements, the chief executive officer will prepare an analysis of the achievement of the quantitative measures for the year and make recommendations for bonuses for quantitative measures for each executive. These results will be presented to the Committee and upon the Committee’s approval the bonuses are paid. The Committee may exercise its judgment whether to reflect or exclude the impact of unusual or infrequently occurring events reported in Commerce Corp’s public filings.

Long Term Incentive Compensation

The Committee believes that employee stock ownership is a significant incentive in building shareholder wealth and aligning the interests of employees and shareholders. Stock options will only have value if Commerce Corp’s stock price increases. In addition, Commerce Corp utilizes vesting periods for stock options to encourage key employees to continue in Commerce Corp’s employ.

The Board of Directors adopted Commerce Corp’s 2004 Stock Option Plan and the shareholders approved the plan at the 2004 Annual shareholders Meeting (the “2004 Stock Option Plan”). The 2004 Stock Option Plan was adopted to replace Commerce Corp’s 1994 Tandem Stock Option Plan. The 2004 Stock Option Plan will assist Commerce Corp in attracting, retaining and rewarding valued employees and directors by offering them a greater stake in Commerce Corp’s success and to encourage ownership in Company stock by these employees and directors. The Committee administers the 2004 Stock Option Plan on behalf of the Board of Directors with regard to executive officers and has discretion to determine which individuals are eligible to receive option awards, the time or times when the option awards are to be made, the number of shares subject to each award, the status of any grant as either an incentive stock option or a non-qualified stock option, the vesting schedule in effect for the option award, the term for which any option is to remain outstanding and the other principal terms and conditions of each option. Generally, stock options recommended by the Committee have an exercise price equal to the fair market value of a share on the day the options are granted. The options generally vest within one to four years and expire ten years after the date of grant, contingent on the employee’s continued employment with Commerce Corp. Each year Commerce Corp’s Chief Executive Officer will make periodic recommendations with respect to the level of stock options to be granted to each eligible employee, and the Committee reviews and approves those recommendations based on a variety of factors related to the recognition of contributions or potential contributions to the business interests of Commerce Corp. Commerce Corp has established a policy for determining the range of options that may be granted to employees, including the executive officers, based on the position of the employee within Commerce Corp and the purpose of the grant (i.e., hiring, performance or retention)

Compensation of Chief Executive Officer

On March 17, 2005, Commerce Corp appointed Walter T. Kaczmarek as President and Chief Executive Officer. Commerce Corp has entered into a three year employment agreement with Mr. Kaczmarek. The terms of the agreement were the subject of negotiations between Mr. Kaczmarek and Commerce Corp. In considering the compensation and terms of Mr. Kaczmarek, the Committee considered the desirability of obtaining the services of Mr. Kaczmarek for Commerce Corp, the compensation package Mr. Kaczmarek had received at his prior position with Comerica, and the level of compensation offered to persons in similar positions at comparable companies in the banking industry. The Committee further considered that a substantial amount of value for Mr. Kaczmarek is in equity compensation aligning his interests with the interest of shareholders.

Heritage Commerce Corp
Compensation and Benefits Committee

Frank G. Bisceglia
Robert T. Moles
Jack L. Peckham, Chairman
Ranson W. Webster

April 10, 2006

The Compensation Committee report on executive compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

PERFORMANCE GRAPH

The following graph compares the stock performance of Commerce Corp from December 31, 2000 to December 31, 2005, to the performance of several specific industry indices. The performance of the S&P 500 index, Nasdaq Stock Index and Nasdaq Bank Stocks were used as comparisons to Commerce Corp’s stock performance. Management believes that a performance comparison to these indices provides meaningful information and has therefore included those comparisons in the following graph.

		Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Heritage Commerce Corp*	100.00	84.32	93.41	132.97	205.62	232.43
S&P 500*	100.00	86.96	66.64	84.22	91.79	94.55
NASDAQ - Total US*	100.00	78.95	54.06	81.09	88.06	89.27
NASDAQ Bank Index*	100.00	110.18	115.05	149.48	165.92	158.73

* Source: SNL Financial Bank Information Group - (434) 977-1600

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by Heritage Commerce Corp’s Board of Directors (Board), the Heritage Commerce Corp Audit Committee (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of Commerce Corp. During fiscal 2005, the Committee met 11 times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO, controller and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Commerce Corp that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management, the internal auditors and the independent auditors, the quality and adequacy of Commerce Corp’s internal controls and the internal audit functions, organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited financial statements of Commerce Corp as of and for fiscal year ended December 31, 2005 with management and the independent auditors. Management has the responsibility for the preparation of Commerce Corp’s financial statements and the independent auditors have the responsibility for the audit of those statements.

       Based on the above-mentioned review and discussion with management and the independent auditors, the Committee recommended to the Board that Commerce Corp’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                                                Heritage Commerce Corp Audit Committee

                                                Jack W. Conner
                                                Humphrey P. Polanen, Chairman
                                                Louis (“Lon”) O. Normandin
                                                Jack L. Peckham

March 13, 2006

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Act of 1934, and shall not otherwise be deemed filed under these acts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Crowe Chizek and Company LLC (“Crowe Chizek”) as its independent registered public accounting firm to conduct the audit of Commerce Corp’s consolidated financial statements for the year ended December 31, 2005. A representative of Crowe Chizek is expected to be present at the Annual Meeting of Shareholders to respond to questions and to make a statement should they so desire.

Change in Commerce Corp Independent Registered Public Accounting Firm

The accounting firm of Deloitte & Touche LLP (“Deloitte”) was Commerce Corp’s independent registered pubic accounting firm for the years ended December 31, 2004 and 2003. The Audit Committee dismissed Deloitte & Touche LLP (“Deloitte”) as the Commerce Corp independent registered public accounting firm in 2005. The Audit Committee’s decision was ratified by the Board of Directors.

Deloitte’s reports on the Commerce Corp’s consolidated financial statements for the years ended December 31, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Commerce Corp’s fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through the date of Deloitte’s dismissal, there were no disagreements between Commerce Corp and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

During Commerce Corp’s fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through the date of Deloitte’s dismissal, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities & Exchange Commission (“SEC”), except as follows: Deloitte’s report on the Commerce Corp’s internal control over financial reporting, dated March 30, 2005, expressed an adverse opinion on the effectiveness of the Commerce Corp’s internal control over financial reporting as of December 31, 2004 because of a material weakness. The following material weakness was identified and included in management’s assessment for the year ended December 31, 2004: Commerce Corp did not design and implement controls over the selection and application of accounting policies for complex, non-routine transactions. The Audit Committee discussed this matter with Deloitte. Deloitte has been authorized to respond fully to the inquiries of the successor independent registered public accounting firm.

Effective May 26, 2005, Commerce Corp selected Crowe Chizek as its new independent registered public accounting firm. During the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period to the date hereof, Commerce Corp did not consult with Crowe Chizek regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table summarizes the aggregate fees billed to Heritage Commerce Corp by its independent auditor:

Category of Services	Fiscal Year 2005 (1)	Fiscal Year 2004 (2)
Audit Fees(3)	$505,000	$687,000
Audit-Related Fees(4)	54,000	32,000
Tax Fees(5)	88,000	176,000
Total Accounting Fees	$647,000	$895,000

(1) Fees paid to Crowe Chizek and Company LLP and Deloitte & Touche LLP.

(2) Fees paid to Deloitte & Touche LLP.

(3) Fees for audit services for 2005 and 2004 consisted of the audit of Commerce Corp’s annual financial statements, review of financial statements included in Commerce Corp’s Quarterly Reports on Form 10-Q, consents and other services related to SEC matters, and the attestation assessment related to management’s assertion on the effectiveness of Commerce Corp’s financial reporting controls as required by section 404 of the Sarbanes-Oxley Act Of 2002.

(4) Fees for audit related services for 2005 and 2004 consisted of financial accounting and reporting consultations and audits of Commerce Corp’s employee benefit plans.

(5) Fees for tax services for 2005 and 2004 consisted of tax compliance and tax planning and advice.

•
Fees for tax compliance services totaled $84,000 and $156,000 in 2005 and 2004, respectively. Tax compliance services are those rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings. Such services consisted primarily of federal and state income tax return assistance and assistance with tax credits.

•
Fees for tax planning and advice services totaled $4,000 and $20,000 in 2005 and 2004, respectively. Tax planning and advice services are those rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of planning related to bank owned life insurance, certain tax credits and deferred compensation planning.

  The ratio of tax planning and advice fees and all other fees to audit fees, audit related fees and tax compliance fees was 1.0% and 2.0% for 2005 and 2004, respectively.

      In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission to implement the  Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Approval Policy

The services performed by the independent registered public accounting firm in 2004 were approved in accordance with the approval policies and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting firm may perform. The policy requires a description of the services expected to be performed by the independent registered public accounting firm in each of the Disclosure Categories be presented to the Audit Committee for approval.

Services provided by the independent auditors were approved following the policies and procedures of the Audit Committee.

Any requests for audit, audit-related, tax, and other services not previously approved must be submitted to the Audit Committee for specific approval and cannot commence until such approval has been granted. Normally, approval is provided at regularly scheduled meetings. However, the authority to grant specific approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific approval.

OTHER BUSINESS

If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

SHAREHOLDER PROPOSALS

Under certain circumstances, shareholders are entitled to present proposals at shareholders’ meetings, provided that the proposal is presented in a timely manner and in a form that complies with applicable regulations. Any shareholder proposals intended to be presented for consideration at the 2007 Annual Meeting of Shareholders, and to be included in Commerce Corp’s Proxy Statement for that meeting under SEC Rule 14a-8, must be received by Commerce Corp for inclusion in the proxy statement and form of proxy for that meeting no later than December 7, 2006 in a form that complies with applicable regulations. If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary of this year’s Annual Meeting, the deadline for inclusion is instead a reasonable time before Commerce Corp begins to print and mail.

For a shareholder proposal to be presented at the Annual Meeting that is not intended to be included in the Commerce Corp proxy statement under SEC Rule 14a-8, the proposal must be submitted at least forty-five days before the date this proxy statement and form of proxy is first mailed to Shareholders. If the date of next year’s Annual Meeting is more than 30 days before or after the anniversary of this year’s Annual Meeting the deadline for submitting a proposal is instead a reasonable time before Commerce Corp begins to print and mail its proxy materials.

A copy of Commerce Corp’s annual report on Form 10-K (excluding exhibits) is being sent to shareholders along with this Proxy Statement. The Form 10-K is also available on our website: www.heritagecommercecorp.com. To obtain an additional copy without charge, please contact Rebecca Levey at (408) 947-6900.

HERITAGE COMMERCE CORP

Rebecca A. Levey
Corporate Secretary

San Jose, California
April 10, 2006

EXHIBIT A

AMENDMENT NO. 1 TO HERITAGE COMMERCE CORP.
2004 STOCK OPTION PLAN

This Amendment No. 1 to the Heritage Commerce Corp 2004 Stock Option Plan is dated as of ________________, 2006.

RECITALS

1. The Heritage Commerce Corp 2004 Stock Option Plan (the “Plan”) was approved by the Heritage Commerce Corp (the “Company”) shareholders on May 26, 2004.

2. Pursuant to Section 13 of the Plan, the Board of Directors and shareholders may amend the Plan from time to time.

3. The Board of Directors, upon recommendation of the Compensation Committee, believes it is in the best interest of the Company and its shareholders to amend the Plan in accordance with terms of this Amendment No. 1, the form of which has been approved by the Board of Directors and shareholders.

AMENDMENT

SECTION 1. The first paragraph of Section 3 is amended and restated in full to read as follows:

“Subject to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock that may be issued under this Plan is 850,000, 000 unless amended by the Board or the shareholders of the Company.”

SECTION 2. This Amendment shall take effect as of ________________, 2006. Through _______________, 2006 the terms of the Plan shall be applied without giving effect to this Amendment, subject to approval of the Amendment by the Board of Directors and shareholders.

SECTION 3. Except as provided in this Amendment Number 1, the provisions, terms and conditions of the Plan shall remain in full force and effect.

HERITAGE COMMERCE CORP
2004 STOCK OPTION PLAN

1.	Purpose of the Plan.

The purpose of the Heritage Commerce Corp 2004 Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Employees and Consultants of Commerce Corp, and to promote the success of Commerce Corp’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. The Options offered pursuant to the Plan are a matter of separate inducement and are not in lieu of salary or other compensation.

2.	Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Board” means the Board of Directors of Commerce Corp.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(e) “Common Stock” means the common stock, no par value, of Commerce Corp.

(f) “Company” means Heritage Commerce Corp, a California corporation.

(g) “Consultant” means any person who is engaged by Commerce Corp to render consulting or advisory services and is compensated for such services.

(h) “Continuous Status as a Director, Employee or Consultant” means that the director, employment or consulting relationship with Commerce Corp is not interrupted or terminated. Continuous Status as a Director, Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by Commerce Corp or (ii) transfers between locations of Commerce Corp or transfers to any subsidiary of Commerce Corp, or between a subsidiary and Commerce Corp or any successor. A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of Commerce Corp. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of Commerce Corp. If reemployment upon expiration of a leave of absence approved by Commerce Corp is not so guaranteed, on the day which is three months after the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(i) “Director” means a member of the Board of Directors of Commerce Corp.

(j) “Employee” means any person, including an Officer or Director, employed by Commerce Corp. The payment of a director’s fee by Commerce Corp shall not be sufficient to constitute “employment.”

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n) “Nonstatutory Stock Option” means an option not intended to qualify as an Incentive Stock Option.

(o) “Notice of Grant” means the notice of stock option grant to be given to each of the Optionees.

(p) “Officer” means a person who is an officer of Commerce Corp within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q) “Option” means a stock option granted pursuant to the Plan.

(r) “Optionee” means a Director, Employee or Consultant who receives an Option.

(s) “Plan” means the Heritage Commerce Corp 2004 Stock Option Plan.

(t) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(u) “Section 16(b)” means Section 16(b) of the Exchange Act.

(v) “Share” means each of the shares of Common Stock subject to an Option, as adjusted in accordance with Section 11 below.

3.	Stock Subject to the Plan.

Subject to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock that may be issued under this Plan is 300,000 unless amended by the Board or the shareholders of Commerce Corp.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange pursuant to Section 4(c)(vi) or otherwise, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.	Administration of the Plan.

(a) Administration by Board or Committee of Board. The Plan shall be administered as follows:

(i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.

(ii) Administration With Respect to Directors and Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

(iii) Administration With Respect to Other Employees and Consultants. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of United States securities laws, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(iv) Compliance with Section 162(m). If, at any time, awards made under the Plan shall be subject to Section 162(m) of the Code, the Plan shall be administered by a committee comprised solely of “outside directors” (within the meaning of Treas. Reg. § 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(l) of the Plan;

(ii) to select the Directors, Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii) to determine whether and to what extent Options are granted hereunder;

(iv) to determine the number of Shares to be covered by each such award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5.	Eligibility.

(a) Nonstatutory Stock Options may be granted to Directors, Employees and Consultants. Incentive Stock Options may be granted only to Employees. A Director, Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of Commerce Corp) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with Commerce Corp, nor shall it interfere in any way with his or her right or Commerce Corp’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.	Term of Plan.

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of Commerce Corp, as described in Section 17 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 13 of the Plan.

7.	Term of Option.

The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of Commerce Corp, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.	Option Exercise Price and Consideration.

(a) The per share exercise price for the Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent of the voting power of all classes of stock of Commerce Corp, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check or (iii)  any combination of those methods of payment. In addition, if there is a public market for the Shares, the Administrator may allow the Optionee to elect to pay the exercise price through either of the following procedures:

(i) A special sale and remittance procedure under which the Optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Shares and remit to Commerce Corp, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by Commerce Corp by reason of such purchase and/or sale. The Optionee must also provide such irrevocable written instructions to Commerce Corp to deliver the certificates for the purchased Shares directly to such brokerage firm to effect the sale transaction. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit Commerce Corp. Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option. Notwithstanding the above, Commerce Corp shall not be required to permit the Optionee to utilize the sale and remittance procedure described above if Commerce Corp’s legal counsel advises Commerce Corp that the procedure may violate any applicable law, regulation or regulatory guidance.

(ii) The surrender to Commerce Corp of shares of Commerce Corp’s common stock which have already been owned by the Optionee for more than six months. The shares of Commerce Corp’s common stock which are surrendered to Commerce Corp as payment for Shares issued upon the exercise of an Option shall be valued at their Fair Market Value on the date of exercise of the Option.

9.	Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as permissible under the terms of the Plan, but in no case at a rate of less than 20 percent per year over five years from the date the Option is granted. The right to exercise an Option may be conditioned on specific performance criteria with respect to Commerce Corp and/or the Optionee. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to Commerce Corp in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by Commerce Corp. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of Commerce Corp or of a duly authorized transfer agent of Commerce Corp) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. Commerce Corp shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 hereof.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Directorship, Employment or Consulting Relationship. Except as otherwise provided in subsections (c) and (d) below, in the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant (but not in the event of an Optionee’s change of status from Employee to Director or Consultant (in which case an Employee’s Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three months and one day following such change of status) or from Director or Consultant to Employee), such Optionee may, but only within three months after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that the Administrator may extend the period during which a Nonstatutory Stock Option may be exercised following such termination on a case-by-case basis, as the Administrator deems appropriate in the Administrator’s discretion. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. In the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant as a result of his or her disability, the Optionee may, but only within 12 months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant as a result of his or her “permanent disability” as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. If such disability is not a “permanent disability,” in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. In the event of the death of an Optionee, the Optionee’s estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee’s death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Rule 16b-3. Options granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

10.	Non-Transferability of Options.

Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that any Nonstatutory Stock Option may be transferred by the optionee to any member of the Optionee’s immediate family, to a partnership the members of which (other than the Optionee) are all members of the Optionee’s immediate family, or to a family trust the beneficiaries of which (other than the Optionee) are all members of the Optionee’s immediate family.

11.	Adjustments Upon Changes in Capitalization or Merger.

(a) Changes in Capitalization. Subject to any required action by the shareholders of Commerce Corp, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price for each share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease as determined by the Administrator. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by Commerce Corp of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option.

(b) Terminating Events. A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of Commerce Corp; (ii) a reorganization, merger or consolidation of Commerce Corp with one or more corporations, as the result of which (A) Commerce Corp is not the surviving corporation or (B) Commerce Corp becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50 percent of the aggregate voting power of all outstanding equity securities of Commerce Corp); (iii) a sale of substantially all the assets of Commerce Corp to another corporation; or (iv) a sale of the equity securities of Commerce Corp representing more than 50 percent of the aggregate voting power of all outstanding equity securities of Commerce Corp to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) Commerce Corp shall deliver to each optionee, no less than thirty days prior to the Terminating Event, written notification of the Terminating Event and the optionee's right to exercise all options granted pursuant to this Plan, whether or not vested under this Plan or applicable stock option agreement, and (ii) all outstanding options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all then outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

(c) Compliance with Incentive Stock Option Provisions. Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 11 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

12.	Time of Granting Options.

The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Director, Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

13.	Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), Commerce Corp shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and Commerce Corp.

14.	Conditions Upon Issuance of Shares.

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for Commerce Corp with respect to such compliance. As a condition to the exercise of an Option, Commerce Corp may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Commerce Corp, such a representation is required by any of the aforementioned relevant provisions of law.

15.	Reservation of Shares.

During the term of this Plan, Commerce Corp shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of Commerce Corp to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve Commerce Corp of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.	Agreements.

Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

EXHIBIT B

HERITAGE COMMERCE CORP
AUDIT COMMITTEE CHARTER

(As adopted/amended by the Board of Directors on March 15, 2005)

I.   PURPOSE

The purpose of the Audit Committee of the Board of Directors of Heritage Commerce Corp is to (A) assist Board oversight of (a) the integrity of Commerce Corp’s financial statements, (b) Commerce Corp’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of Commerce Corp’s internal audit function and independent auditors, and (B) prepare the report that the rules of the Securities and Exchange Commission (“SEC” or “Commission”) require be included in Commerce Corp’s annual Proxy Statement.

II.   RESPONSIBILITIES OF AUDIT COMMITTEE

The Audit Committee has the specific responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) relating to: (i) registered public accounting firms, (ii) complaints relating to accounting, internal accounting controls or auditing matters, (iii) authority to engage advisors, and (iv) funding as determined by the Audit Committee, all as described in more detail in the provisions of this Charter.

The Board of Directors recognizes that Commerce Corp’s management is responsible for preparing Commerce Corp’s financial statements and providing an appropriate system of internal controls, and that independent auditors are responsible for auditing the financial statements and reviewing Commerce Corp’s internal controls. In fulfilling these responsibilities, the independent auditors are ultimately accountable to the Audit Committee and management is ultimately accountable to the Audit Committee and the Board of Directors.

Nothing in this Charter should be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to Commerce Corp’s financial statements or as to its compliance with laws, rules or regulations.

In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal and independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

The specific duties of the Audit Committee shall be as follows:

Independent Auditors

1.
Appoint independent auditors, subject, if appropriate, to shareholder ratification, and review and evaluate their performance throughout the year. The evaluation should include the review and evaluation of the lead partner of the independent auditor. In making its evaluation, the audit committee should take into account the opinions of management and Commerce Corp’s internal auditors.

2.	Replace independent auditors where the Committee deems it appropriate.

3.	Review and approve fee arrangements for independent auditors.

4.	Ensure the auditor’s independence by:

(i)	requiring that the auditors annually submit to the Audit Committee a formal written statement delineating all relationships between the auditors and Commerce Corp;

(ii)
actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees (as it may be modified or supplemented);

(iii)	reviewing any relationships between the auditors and Commerce Corp, or any other relationship, that may adversely affect the auditors’ independence;

(iv)	reviewing and approving any management consulting engagements or any other non-audit services proposed to be undertaken by such auditors on behalf of Commerce Corp; and

(v)	setting clear policies defining the circumstances under which Commerce Corp is permitted to hire former employees of the independent auditors.

5.	Annually require the auditors to confirm in writing their understanding of the fact that they are ultimately accountable to the Audit Committee.

6.	Annually review the auditors’ proposed audit plan and approach, as well as staffing and timing of the audit and related matters.

7.
Review, at least annually, the auditor’s report on its internal quality controls and any material issues and the steps taken and to be taken to deal with issues raised by the independent auditor’s internal quality review, peer review, or inquiry by governmental or professional organizations, at any time within the past five years.

8.	Obtain from management, review and approve a description of issues and responses whenever a second opinion is proposed by management to be sought from another outside accountant.

9.	Require the auditors to rotate every five years the lead or coordinating audit partner in charge of Commerce Corp’s audit and the audit partner responsible for reviewing the audit.

10.
Periodically consider the advisability of rotating the independent audit firm to be selected as Commerce Corp’s independent auditors. The audit committee should present its conclusions with respect to the independent auditors to the full Board.

Financial Statements

11.	Review major issues regarding accounting principles and financial statement presentations, including:

(i)	any significant changes in Commerce Corp’s selection or application of accounting principles;

(ii)	any major issues as to the adequacy of Commerce Corp’s internal controls and any special audit steps adopted in light of material control deficiencies;

(iii)
analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(iv)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of Commerce Corp; and

(v)
the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

12.	Require Commerce Corp’s auditors to timely report to the Committee:

(i)	all critical accounting policies and practices to be used;

(ii)
all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

(iii)	other material written communications between the registered public accounting firm and the management of the issuer, such as any management letter or schedule of unadjusted differences.

13.	Reviewing all off-balance sheet transactions for compliance with applicable accounting rules and legal disclosure rules.

14.
Conduct with the independent auditors a post-audit, pre-issuance review of Commerce Corp’s annual financial statements, the auditors’ opinion thereon, and any problems, difficulties or disagreements with management encountered by the auditors during the course of the audit, and management’s response, including reviewing with the auditors:

(i)	any restrictions on the scope of the independent auditors’ activities or on access to requested information;

(ii)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(iii)	any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

(iv)	any “management” or “internal control” letter issued, or proposed to be issued, by the auditors to Commerce Corp; and

(v)	the responsibilities, budget and staffing of Commerce Corp’s internal audit function.

15.
Discuss the quarterly and annual financial statements with the appropriate officers and/or employees of Commerce Corp and with the independent auditors, including Commerce Corp’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

16.
Discuss with the auditors the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the statements.

17.	If the Committee finds the annual financial statements acceptable, to recommend to the Board of Directors that they be included in Commerce Corp’s annual report on Form 10-K.

18.	Prepare a report to the shareholders of Commerce Corp in each Proxy Statement, as required by the rules of the SEC.

19.
Review and discuss with Commerce Corp’s financial management and the independent auditors the quarterly earnings releases (paying particular attention to any use of “pro forma,” or “adjusted” or other non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

20.	Review the schedule of unrecorded adjustments to Commerce Corp’s financial statements and the reasons underlying Commerce Corp’s assessment of the immateriality of such adjustments.

21.
Review prior to publication or filing and approve such other Company financial information, including appropriate regulatory filings and releases that include financial information, as the Committee deems desirable.

Internal Accounting and Control Functions

22.	Review the adequacy of Commerce Corp’s system of internal accounting and financial control.

23.
Annually review the quality of internal accounting and financial control, the auditors’ report or opinion thereon and any recommendations the auditors may have for improving or changing Commerce Corp’s internal controls, as well as management’s letter in response thereto and any other matters required to be discussed under Statement of Auditing Standards No. 61 (as it may be modified or supplemented).

24.
Discuss policies with respect to Commerce Corp’s risk assessment and risk management, and review Commerce Corp’s major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures. Oversee Commerce Corp’s Risk Management Steering Committee.

25.	Appoint and evaluate Commerce Corp’s Senior Vice President, Audit Liaison Officer.

26.	Review and approve the budgets and staffing for the Internal Audit Department.

27.	Regularly review the results of the Internal Audit Department’s reviews and audits.

28.
Review for approval all related party transactions for potential conflict of interest situations. The term “related party transaction” shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, and Sarbanes Oxley Act of 2002.

29.	Review annual risk assessment and internal audit plans.

III. REPORTING RESPONSIBILITIES

30.
Regularly report its activities, concerns, conclusions and recommendations to the Board of Directors, reviewing with the Board any issues that arise with respect to the quality or integrity of Commerce Corp’s financial statements, Commerce Corp’s compliance with legal or regulatory requirements, the performance and independence of Commerce Corp’s independent auditors, or the performance of the internal audit function.

IV. AUTHORITY OF COMMITTEE

31.
The Audit Committee and each of its members may communicate directly and/or privately with Commerce Corp’s directors, officers, employees, consultants, agents, internal auditors, independent auditors, attorneys-in-fact, counsel and advisors, and any and all third parties, and require the full cooperation of all such persons, in the performance of the Committee’s functions.

32.
The Committee may cause an investigation to be made into any matter within the scope of its responsibilities under this Charter as the Committee deems necessary, or as otherwise authorized, requested or directed by the Board of Directors. The Committee may require Company personnel to assist in any such investigation, and may engage independent resources to assist in such investigations as it deems necessary.

33.
The Chair of the Audit Committee is authorized and empowered to expend corporate funds to retain and secure independent auditors for Commerce Corp and such consultants, advisors, attorneys, investigatory services or other expert advice and assistance, and to fund ordinary administrative expenses of the Audit Committee, as are necessary or appropriate to carry out its duties under these resolutions and this Charter, including the authority and power to sign, execute and deliver any and all such checks, drafts, vouchers, receipts, notes, documents, contracts and any other instruments whatsoever as he or she shall deem appropriate, in the name and on behalf of Commerce Corp.

V. COMMITTEE MEMBERSHIP

34.	The membership of the Audit Committee shall consist of three or more directors, each of whom shall:

(i)	have been appointed by the Board of Directors; and

(ii)
have been determined by the Board of Directors to fulfill the requirements for membership on the Committee as provided in the federal securities laws, the rules of the SEC thereunder and the rules of NASDAQ, as such provisions may be amended from time to time.

35.
No member of the Audit Committee, including the Chair, may simultaneously serve on the audit committee of more than two other corporations besides Commerce Corp, unless the Board of Directors determines that such simultaneous service would not impair the director’s ability to effectively serve on Commerce Corp’s Audit Committee and such determination is disclosed in Commerce Corp’s Proxy Statement relating to its annual meetings of shareholders.

36.
The Board of Directors reserves all authority permitted under the rules of the Commission and the relevant listing authority in connection with any matter referred to in this Charter, including but not limited to the determination of independence of Audit Committee members.

VI. MEETINGS

37.	The Audit Committee shall meet as often as necessary to fulfill its functions as determined by the Committee, but no less than four times annually.

38.
At least quarterly, the Committee shall hold separate, private meetings without other members of management present, with each of Commerce Corp’s Chief Financial Officer, counsel, Controller, Senior Vice President, Audit Liaison Officer, Compliance Officer, and Commerce Corp’s independent auditor; and, each such person shall have free and direct access to the Committee and any of its members.

39.
Prior to the beginning of each fiscal year, the Chair shall draft a proposed schedule of the Committee’s activities for the coming year, and the times at which such activities shall occur, including preliminary agendas for each proposed meeting of the Committee, which shall be submitted to the Committee for its review and approval, with such changes as the Committee shall determine to be appropriate.

40.
Each Committee member is required to attend at least 75 percent of the aggregate of (1) the total number of meetings of the Board of Directors of Commerce Corp (held during the period for which he or she has been a director) and (2) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served), including but not limited to meetings of the Audit Committee.

VII. COMPLAINTS

41.
All complaints received by the Committee relating to accounting, internal accounting controls or auditing matters shall be retained and reviewed by the Committee. Upon receipt of a complaint, the Chair of the Committee shall assign the complaint to any one or more members of the Committee (including the Chair) for preliminary review, and may authorize the use or engagement of such counsel, accountants, investigators or other assistance as the Chair, in the exercise of his or her discretion, shall determine to be appropriate under the circumstances.

42.	Management shall retain the original of all such complaints until further notice by the Committee.

43.
At least annually, management shall ensure that each employee of Commerce Corp is advised in writing (including by any form of electronic transmission which provides the employee the ability to reproduce a written copy of such transmission) that he or she may submit, on a confidential and anonymous basis, complaints regarding accounting, internal accounting controls, or auditing matters and concerns regarding questionable accounting or auditing matters. The advice shall include the name and business address of the Chair of the Committee and shall inform employees that they should direct their complaints to the Chair, in writing, at such address.

VIII. ANNUAL PERFORMANCE EVALUATION OF THE COMMITTEE

44.	The Committee shall conduct an annual self-evaluation of its performance focusing on the quality of the Committee’s review of:

(i)
major issues regarding accounting principles and financial statement presentations, including any significant changes in Commerce Corp’s selection or application of accounting principles, and major issues as to the adequacy of Commerce Corp’s internal controls and any special audit steps adopted in light of material control deficiencies;

(ii)
analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(iii)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of Commerce Corp; and

(iv)
earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

IX. AUDIT COMMITTEE FINANCIAL EXPERT

45.
The Board of Directors has determined that Mr. Jack W. Conner has: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

X. GENERAL

46.	Annually review this Audit Committee Charter, and any provisions of Commerce Corp’s Bylaws which refer to the Audit Committee, and propose to the Board of Directors necessary or appropriate revisions.

REVOCABLE PROXY - HERITAGE COMMERCE CORP
SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Heritage Commerce Corp (“Commerce Corp”) hereby nominates, constitutes and appoints Walter T. Kaczmarek and William J. Del Biaggio, Jr., and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Company’s offices, 150 Almaden Boulevard, San Jose, California, on May 25, 2006 at 1:00 p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

Vote by Internet, Telephone or Mail
24 Hours a Day - 7 Days a Week
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	TELEPHONE	Mail
www.proxyvoting.com/htbk	1-888-426-7035

Use the Internet to Vote your proxy.	Use any touch-tone telephone to vote	Mark, sign and date your proxy card
Have your proxy card in hand when	your proxy. Have your proxy card in	and return it in the enclosed postage-
you access the website. You will be	hand when you call. You will be	paid envelope.
prompted to enter your control number,	prompted to enter your control
located in the box below, to create and	number, located in the box below,
submit and electronic ballot.	and then follow the directions given.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

‚     DETACH PROXY CARD HERE     ‚

HERITAGE COMMERCE CORP
1. To elect the following nominees to serve as directors of Commerce Corp for terms expiring at the 2007 Annual Meeting of Shareholders.				Please Detach Here ‚ You must Detach This Portion of the Proxy Card ‚ Before Returning it in the Enclosed Envelope
ELECTION OF DIRECTORS	FOR all nominees listed below except as indicated to the contrary below	WITHHOLD AUTHORITY to vote for all nominees listed below	EXCEPTIONS

Director Nominees: (01)Frank G. Bisceglia, (02)James R. Blair, (03)Jack W. Conner, (04)William J. Del Biaggio, Jr., (05)Walter T. Kaczmarek,(06)Robert T. Moles, (07)Louis(“Lon”) O. Normandin, (08)Jack L. Peckham,(09) Humphrey P. Polanen,(10)Charles J. Toeniskoetter, (11)Ranson W. Webster

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name on the space below.)
EXCEPTIONS

2. To approve an amendment to the Heritage Commerce Corp 2004 Stock Option Plan to increase the number of shares for issuance.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3. To consider and transact such other business as may be properly brought before this meeting.
I (WE) DO ☐ DO NOT ☐ EXPECT TO ATTEND THE MEETING
This Proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the Proxy Holders will vote “FOR” each of the foregoing proposals.
If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Date:,   ____________________________________, 2006
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                             Signature of Shareholder(s)________________________
                                      (Print Name)
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                             Signature of Shareholder(s)
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                                      (Print Name)